EARNINGS CALL PRESENTATION Q4 2024

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our ongoing negotiations to exit from certain joint ventures or the ultimate terms of any such exit, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward- looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO

5 PORTFOLIO OVERVIEW Education Portfolio 68 Properties; 8 Operators Leased at 100%** *See Annual Report on Form 10-K for the year ended December 31, 2024 for definition and calculation of this non-GAAP measure **Excluding vacant properties EPR intends to sell Experiential Portfolio 278 Properties; 51 Operators ~$6.4B (93%) Total Investments* Leased or Operated at 99%** Total Portfolio Snapshot ~$6.9B Total Investments* 346 Properties Leased or Operated at 99%** Q4 Investment Spending $49.3M

6 PORTFOLIO COVERAGE TTM Sept. 2024 YE 2019 Theatre Coverage 1.5x 1.7x Non-Theatre Coverage 2.5x 2.0x Total Portfolio Coverage 2.0x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

7*BoxOfficeMojo PORTFOLIO UPDATE Box Office Updates* North American Box Office Gross (NABOG) rebounding – Q4 box office was $2.3B (up 26% vs. 2023) with 2024 at $8.6B (down only 4% vs. 2023) Number of titles returning after strikes – box office ties to numbers of titles released and there are 138 scheduled for 2025 • 78 Major Studio (MS) releases scheduled for 2025 are forecast to gross $800M more than MS releases scheduled at this point in 2024 2025 box office off to good start – Q1 box office is $991M; two Q1 films expected to gross $200M+ Captain America: Brave New World & Snow White 2025 NABOG expectations – $9.3B to $9.7B Upcoming 2025 Films

8 Attractions & Cultural – many properties closed seasonally; waterpark at Bavarian Inn to open in Q1 Fitness & Wellness • Expansion project at The Springs Resort expected to open Spring 2025 • Across portfolio increases in revenue and EBITDARM vs. prior year Other Experiential Property and Operator Updates Eat & Play – Andretti construction progressing; Topgolf expected to self-fund refreshes at 4 locations; coverage strong even with revenue and EBITDARM down slightly vs. prior year PORTFOLIO UPDATE Ski – Q4 and TTM Q4 revenue and EBITDARM up vs. prior year

PORTFOLIO UPDATE

Operating Properties

Consolidated properties – operating theatres showing improvement with box office recovery; offset by revenue and expense pressures at our Kartrite Hotel and Indoor Waterpark

St. Pete Beach hotels – continue to work with JV partners/lender to identify a path forward for 2 St. Pete Beach hotels significantly damaged by 2024 hurricanes; we expect the eventual removal of these hotels from portfolio

RV resort in Breaux Bridge – in Q4 decided to exit interests in unconsolidated equity investment in Camp Margaritaville RV Resort in Breaux Bridge, LA; finalized agreements subsequent to year-end

Remaining JV properties – continue to have interests in 2 unconsolidated JVs that hold the Jellystone Park Warrens and Yogi Bear's Jellystone Park Kozy Rest RV parks with total combined carrying value of $14M; showed Q4 trailing twelve-month growth in revenue and EBIDTARM vs. 2023

Going forward – disappointed with performance of operating properties; accordingly, we will no longer pursue these types of investments

EPR Properties®

9

1 0 INVESTMENT SPENDING Q4 Investment spending was $49.3M; 2024 total was $263.9M 2025 Investment Spending Guidance $200M-$300M

1 1 Completed Transactions • Sold 3 vacant properties – former Regal, former Xscape theatre and former KinderCare for net proceeds of $9.3M, resulting in net gain of ~$112K • 2024 disposition proceeds totaled $74.4M; net gain on sale of $16.1M Update on Dispositions Education Properties • Subsequent to quarter end, sold vacant former early childhood education asset for gain of $1M & net proceeds of $3M • As of today, we have no vacant education assets Theatre Properties • Subsequent to quarter end, sold another vacant former Regal theatre for gain of $2.7M & net proceeds of $6.1M • Since early 2021, sold 25 theatres; have 1 remaining vacant AMC theatre • 20 months after Regal bankruptcy, have sold 10 of 11 former Regal theatres  2 remaining vacant former Regals – 1 from bankruptcy & 1 which Cinemark was operating closed last September  Cinemark currently manages 3 former Regal theatres 2025 Disposition Proceeds Guidance $25M-$75M CAPITAL RECYCLING

FINANCIAL REVIEW

1 3*See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2024 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS (In millions except per-share data) Note: Each of the measures above for the quarter ended December 31, 2023, include deferred rent and interest collections from cash-basis customers that were recognized as revenue of $0.6 million. There were no deferred rent and interest collections for cash-basis customers for the quarter ended December 31, 2024. Financial Performance Quarter ended December 31, 2024 2023 $ Change % Change Total Revenue $177.2 $172.0 $5.2 3% Net (Loss) Income – Common (14.4) 39.5 (53.9) (136%) FFO as adj. – Common* 94.3 90.2 4.1 5% AFFO – Common* 94.1 88.5 5.6 6% Net (Loss) Income/share – Common (0.19) 0.52 (0.71) (137%) FFO/share - Common, as adj.* 1.23 1.18 0.05 4% AFFO/share - Common* 1.22 1.16 0.06 5%

1 4*See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2024 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS (In millions except per-share data) Note: Each of the measures above for the year ended December 31, 2023, include deferred rent and interest collections from cash-basis customers that were recognized as revenue of $36.4 million. There were $0.6 million in deferred rent and interest collections for cash-basis customers for the year ended December 31, 2024. Financial Performance Year ended December 31, 2024 2023 $ Change % Change Total Revenue $698.1 $705.7 ($7.6) (1%) Net Income – Common 121.9 148.9 (27.0) (18%) FFO as adj. – Common* 373.9 397.2 (23.3) (6%) AFFO – Common* 371.4 400.6 (29.2) (7%) Net Income/share – Common 1.60 1.97 (0.37) (19%) FFO/share - Common, as adj.* 4.87 5.18 (0.31) (6%) AFFO/share - Common* 4.84 5.22 (0.38) (7%)

1 5*See Supplemental Operating and Financial Data for the applicable period for definition and calculation of this non-GAAP measure. FFO AS ADJUSTED PER SHARE WITHOUT DEFERRAL COLLECTIONS $ in millions 2023 $ in millions 2024 2023 vs. 2024 Growth FFO As Adjusted Per Share* $5.18 $4.87 (6.0%) Less: Deferral Collections $36.4 ($0.48) $0.6 ($0.01) FFO As Adjusted Per Share* Without Deferral Collections $4.70 $4.86 3.4%

1 6*See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2024 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended December 31, 2024 Fixed charge coverage 3.2x Debt service coverage 3.8x Interest coverage 3.8x Net Debt to Adjusted EBITDAre 5.3x Net Debt to Annualized Adjusted EBITDAre 5.1x Net Debt to Gross Assets 40% AFFO payout 70%

1 7 Debt • $2.9B total debt; $2.7B fixed rate or fixed through interest rate swaps at overall weighted avg. = 4.4% • Only $300.0M of scheduled debt maturities in 2025 Liquidity Position at 12/31/2024 • $22.1M unrestricted cash • $175.0M outstanding on $1B revolver CAPITAL MARKETS UPDATE

1 8*See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2024 for definitions and calculations of these non-GAAP measures 2025 GUIDANCE FFO AS ADJUSTED PER SHARE* Guidance $4.94 - $5.14 INVESTMENT SPENDING Guidance $200M - $300M DISPOSITION PROCEEDS Guidance $25M - $75M

1 9See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2024 for definitions and calculations of these non-GAAP measures 2025 GUIDANCE, CONTINUED OTHER INCOME Guidance $42.0M - $52.0M OTHER EXPENSE Guidance $42.0M - $52.0M 3.5% MONTHLY DIVIDEND INCREASE Monthly Dividend $0.295 GENERAL & ADMINISTRATIVE EXPENSE Guidance $52.0M - $55.0M PERCENTAGE RENT & PARTICIPATING INTEREST Guidance $18.0M - $22.0M

CLOSING COMMENTS